EXHIBIT 99.1
TABLE 1
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF PRO-FORMA ADJUSTED REVENUES TO REVENUES
(Unaudited)
(Dollars in Thousands)

	For the Three Months Ended

	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Revenues, as revised	$347,236	$299,585	$277,941	$256,226	$246,169

Reclassification of revenues as a result of the consolidation of Douglas Elliman (a)	—	100,732	127,537	113,647	74,537
Purchase accounting adjustments (b)	1,654	1,357	—	—	—
Total adjustments	1,654	102,089	127,537	113,647	74,537

Pro-forma Adjusted Revenues	$348,890	$401,674	$405,478	$369,873	$320,706

Pro-forma Adjusted Revenues by Segment
Tobacco	$233,392	$253,303	$271,516	$249,120	$240,402
Real Estate (c)	109,698	148,371	133,962	120,753	80,304
Corporate and Other	5,800	—	—	—	—
Total	$348,890	$401,674	$405,478	$369,873	$320,706

a.
Represents revenues of Douglas Elliman Realty, LLC for the respective three month periods. For the three months ended December 31, 2013, represents revenues of Douglas Elliman Realty, LLC for the period from October 1, 2013 to December 13, 2013. On December 13, 2013, the Company increased its ownership of Douglas Elliman Realty, LLC from 50% to 70.59%. Consequently, after December 13, 2013, the Company consolidates the operations and financial position of Douglas Elliman Realty, LLC in its financial statements.  The Company had previously accounted for its interest in Douglas Elliman Realty, LLC under the equity method and revenues from Douglas Elliman Realty, LLC were not included in the Company's revenues.

b.
Amounts represent one-time purchase accounting adjustments to fair value for deferred revenues recorded in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC on December 13, 2013.

c.
Includes Pro-forma Adjusted Revenues from Douglas Elliman Realty, LLC of $107,541, $124,463 $133,386, $119,539 and $78,164 for the three months ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.

TABLE 1
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF PRO-FORMA ADJUSTED REVENUES TO REVENUES
(Unaudited)
(Dollars in Thousands)

Continued

	Year Ended December 31,

	2013	2012	2011	2010
Revenues, as revised	$1,079,921	$1,095,533	$1,137,646	$1,066,546

Reclassification of revenues as a result of the consolidation of Douglas Elliman (a)	416,453	378,175	346,309	348,136
Purchase accounting adjustments (b)	1,357	—	—	—
Total adjustments	417,810	378,175	346,309	348,136

Pro-forma Adjusted Revenues, as revised	$1,497,731	$1,473,708	$1,483,955	$1,414,682

Pro-forma Adjusted Revenues by Segment
Tobacco	$1,014,341	$1,084,546	$1,133,380	$1,063,289
Real Estate (c)	483,390	389,162	350,575	351,393
Corporate and Other	—	—	—	—
Total	$1,497,731	$1,473,708	$1,483,955	$1,414,682

a.
Represents revenues of Douglas Elliman Realty, LLC for the respective annual periods. For the year ended December 31, 2013, represents revenues from Douglas Elliman Realty, LLC for the period from January 1, 2013 to December 13, 2013. On December 13, 2013, the Company increased its ownership of Douglas Elliman Realty, LLC from 50% to 70.59%. Consequently, after December 13, 2013, the Company consolidates the operations and financial position of Douglas Elliman Realty, LLC in its financial statements.  The Company had previously accounted for its interest in Douglas Elliman Realty, LLC under the equity method and revenues from Douglas Elliman Realty, LLC was not included in the Company's revenues.

b.
Amounts represent one-time purchase accounting adjustments to fair value for deferred revenues recorded in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC on December 13, 2013.

c.	Includes Pro-forma Adjusted Revenues from Douglas Elliman Realty, LLC of $455,552, $384,267, $346,309, and $348,136 for the years ended December 31, 2013, 2012, 2011, and 2010, respectively.

TABLE 2
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF PRO-FORMA ADJUSTED EBITDA ATTRIBUTED TO VECTOR GROUP LTD. TO NET INCOME (LOSS) ATTRIBUTED TO VECTOR GROUP LTD.
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

Net income (loss) attributed to Vector Group Ltd.	$2,580	$64,005	$(36,891)	$13,511	$(1,681)
Interest expense	35,453	33,102	33,583	32,086	33,376
Income tax expense (benefit)	2,942	34,082	(18,969)	10,017	(335)
Net income attributed to non-controlling interest	949	—	—	—	—
Depreciation and amortization	7,092	4,626	2,772	2,637	2,596
EBITDA	$49,016	$135,815	$(19,505)	$58,251	$33,956
Change in fair value of derivatives embedded within convertible debt (a)	1,650	(10,636)	(2,800)	(2,450)	(3,049)
Equity (gain) loss on long-term investments (b)	(906)	(1,296)	53	(846)	23
Loss (gain) on sale of investment securities available for sale	53	(42)	99	197	(5,406)
Equity income from non-consolidated real estate businesses (c)	(1,552)	(6,151)	(9,489)	(6,804)	(481)
Loss on extinguishment of debt	—	—	—	—	21,458
Acceleration of interest expense related to debt conversion	3,679	12,414	—	—	—
Stock-based compensation expense (d)	523	586	678	686	569
Litigation settlement and judgment expense (e)	1,500	193	87,913	—	—
Impact of MSA Settlement (f)	—	(860)	(4,016)	(1,345)	(5,602)
Gain on acquisition of Douglas Elliman	—	(60,842)	—	—	—
Reclassification of EBITDA as a result of the consolidation of Douglas Elliman (g)	—	13,804	18,359	13,554	923
Other, net	(2,126)	(2,399)	(2,871)	(1,471)	(809)
Pro-forma Adjusted EBITDA	$51,837	$80,586	$68,421	$59,772	$41,582
Pro-forma Adjusted EBITDA attributed to non-controlling interest	(2,172)	(4,060)	(5,399)	(3,986)	(271)
Pro-forma Adjusted EBITDA attributed to Vector Group Ltd.	$49,665	$76,526	$63,022	$55,786	$41,311

Pro-forma Adjusted EBITDA by Segment
Tobacco	$46,915	$51,746	$53,849	$49,323	$43,948
Real Estate (h)	9,091	33,235	17,447	13,299	1,137
Corporate and Other	(4,169)	(4,395)	(2,875)	(2,850)	(3,503)
Total	$51,837	$80,586	$68,421	$59,772	$41,582

Pro-forma Adjusted EBITDA Attributed to Vector Group by Segment
Tobacco	$46,915	$51,746	$53,849	$49,323	$43,948
Real Estate (i)	6,919	29,175	12,048	9,313	866
Corporate and Other	(4,169)	(4,395)	(2,875)	(2,850)	(3,503)
Total	$49,665	$76,526	$63,022	$55,786	$41,311

a.	Represents income or losses recognized from changes in the fair value of the derivatives embedded in the Company's convertible debt.

b.	Represents income or losses recognized on long-term investments that the Company accounts for under the equity method.

c.	Represents equity income recognized from the Company's investment in certain real estate businesses that are not consolidated in its financial results.

d.	Represents amortization of stock-based compensation.

e.	Represents accrual for a settlement of an Engle progeny judgment.

f.	Represents the Company's tobacco business's settlement of a long-standing dispute related to the Master Settlement Agreement.

g.
Represents EBITDA of Douglas Elliman Realty, LLC for all periods before December 13, 2013. On December 13, 2013, the Company increased its ownership of Douglas Elliman Realty, LLC from 50% to 70.59%. Consequently, after December 13, 2013, the Company consolidates the operations and financial position of Douglas Elliman Realty, LLC in its financial statements.  The C ompany had previously accounted for its interest in Douglas Elliman Realty, LLC under the equity method, and operating income as well as depreciation and amortization expense from Douglas Elliman Realty, LLC, were not included in the Company's Adjusted EBITDA.

h.
Includes $7,386, $13,169, $18,395, $13,465, and $681 of Pro-forma Adjusted EBITDA for Douglas Elliman Realty, LLC for the three months ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively. Amounts reported in this footnote reflect 100% of Douglas Elliman Realty, LLC's entire Pro-forma Adjusted EBITDA.

i.
Includes $5,214, $9,109, $12,996, $9,479, and $410 of Pro-forma Adjusted EBITDA for Douglas Elliman Realty, LLC less non-controlling interest for the three months ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively. Amounts reported in this footnote have adjusted Douglas Elliman Realty, LLC's Pro-forma Adjusted EBITDA for minority interest.

TABLE 2
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF PRO-FORMA ADJUSTED EBITDA ATTRIBUTED TO VECTOR GROUP LTD. TO NET INCOME ATTRIBUTED TO VECTOR GROUP LTD.
(Unaudited)
(Dollars in Thousands)
Continued

	Year Ended December 31,
	2013	2012	2011	2010

Net income attributed to Vector Group Ltd.	$38,944	$30,622	$75,020	$54,084
Interest expense	132,147	110,102	100,706	84,096
Income tax expense	24,795	23,095	48,137	31,486
Depreciation and amortization	12,631	10,608	10,607	10,790
EBITDA	$208,517	$174,427	$234,470	$180,456
Change in fair value of derivatives embedded within convertible debt (a)	(18,935)	7,476	(7,984)	(11,524)
Gain on liquidation of long-term investments	—	—	(25,832)	—
Equity (gain) loss on long-term investments (b)	(2,066)	1,261	859	(1,489)
Gain on sale of investment securities available for sale	(5,152)	(1,640)	(23,257)	(19,869)
Equity income from non-consolidated real estate businesses (c)	(22,925)	(29,764)	(19,966)	(23,963)
Gain on sale of townhomes	—	—	(3,843)	—
Loss on extinguishment of debt	21,458	—	1,217	—
Acceleration of interest expense related to debt conversion	12,414	14,960	—	—
Stock-based compensation expense (d)	2,519	5,563	3,183	2,704
Litigation settlement and judgment expense (e)	88,106	—	—	19,161
Impact of MSA Settlement (f)	(11,823)	—	—	—
Gain on acquisition of Douglas Elliman	(60,842)	—	—	—
Reclassification of EBITDA as a result of the consolidation of Douglas Elliman (g)	46,640	31,558	30,991	44,778
Other, net	(7,550)	(1,179)	(1,736)	(1,508)
Pro-forma Adjusted EBITDA	$250,361	$202,662	$188,102	$188,746
Pro-forma Adjusted EBITDA attributed to non-controlling interest	(13,717)	(9,281)	(9,114)	(13,169)
Pro-forma Adjusted EBITDA attributed to Vector Group Ltd.	$236,644	$193,381	$178,988	$175,577

Pro-forma Adjusted EBITDA by Segment
Tobacco	$198,866	$185,798	$173,721	$157,528
Real Estate (h)	65,118	29,959	29,388	44,445
Corporate and Other	(13,623)	(13,095)	(15,007)	(13,227)
Total	$250,361	$202,662	$188,102	$188,746

Pro-forma Adjusted EBITDA Attributed to Vector Group by Segment
Tobacco	$198,866	$185,798	$173,721	$157,528
Real Estate (i)	51,401	20,678	20,274	31,276
Corporate and Other	(13,623)	(13,095)	(15,007)	(13,227)
Total	$236,644	$193,381	$178,988	$175,577

a.	Represents income or losses recognized from changes in the fair value of the derivatives embedded in the Company's convertible debt.

b.	Represents income or losses recognized on long-term investments that the Company accounts for under the equity method.

c.	Represents equity income recognized from the Company's investment in certain real estate businesses that are not consolidated in its financial results.

d.	Represents amortization of stock-based compensation.

e.	Represents accrual for a settlement of an Engle progeny judgment.

f.	Represents the Company's tobacco business's settlement of a long-standing dispute related to the Master Settlement Agreement.

g.
Represents EBITDA of Douglas Elliman Realty, LLC for all periods prior to December 13, 2013. On December 13, 2013, the Company increased its ownership of Douglas Elliman Realty, LLC from 50% to 70.59%. Consequently, after December 13, 2013, the Company consolidates the operations and financial position of Douglas Elliman Realty, LLC in its financial statements.  The Company had previously accounted for its interest in Douglas Elliman Realty, LLC under the equity method, and operating income as well as depreciation and amortization expense from Douglas Elliman Realty, LLC, were not included in the Company's Adjusted EBITDA.

h.
Includes $45,710, $30,910, $30,991 and $44,778 of Pro-forma Adjusted EBITDA for Douglas Elliman Realty, LLC for the years ended December 31 2013, 2012, 2011, and 2010, respectively. Amounts reported in this footnote reflect 100% of Douglas Elliman Realty, LLC's entire Pro-forma Adjusted EBITDA.

i.
Includes $31,993, $21,629, $21,877 and $31,609 of Pro-forma Adjusted EBITDA for Douglas Elliman Realty, LLC less non-controlling interest for the years ended December 31 2013, 2012, 2011, and 2010, respectively. Amounts reported in this footnote have adjusted Douglas Elliman Realty, LLC's Pro-forma Adjusted EBITDA for minority interest.

TABLE 3
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF PRO-FORMA ADJUSTED NET INCOME ATTRIBUTED TO VECTOR GROUP LTD. TO NET INCOME (LOSS) ATTRIBUTED TO VECTOR GROUP LTD.
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

Net income (loss) attributed to Vector Group Ltd.	$2,580	$64,005	$(36,891)	$13,511	$(1,681)

Acceleration of interest expense related to debt conversion	3,679	12,414	—	—	—
Change in fair value of derivatives embedded within convertible debt	1,650	(10,636)	(2,800)	(2,450)	(3,049)
Non-cash amortization of debt discount on convertible debt	12,456	10,946	9,620	8,464	7,348
Loss on extinguishment of 11% Senior Secured Notes due 2015	—	—	—	—	21,458
Litigation settlement and judgment expense (a)	1,500	193	87,913	—	—
Impact of MSA Settlement (b)	—	(860)	(4,016)	(1,345)	(5,602)
Interest income from MSA Settlement (b)	—	—	(1,971)	—	—
Gain on acquisition of Douglas Elliman Realty, LLC (c)	—	(60,842)	—	—	—
Adjustment to reflect additional 20.59% of net income from Douglas Elliman Realty, LLC (c)	—	2,467	3,500	2,571	19
Out-of-period adjustment related to Douglas Elliman acquisition in 2013 (d)	(1,231)	—	—	—	—
Douglas Elliman Realty, LLC purchase accounting adjustments (e)	2,356	1,165	—	—	—
Total adjustments	20,410	(45,153)	92,246	7,240	20,174

Tax (expense) benefit related to adjustments	(8,440)	18,332	(37,445)	(2,947)	(7,407)

Pro-forma Adjusted Net Income attributed to Vector Group Ltd.	$14,550	$37,184	$17,910	$17,804	$11,086

Per diluted common share:

Pro-forma Adjusted Net Income applicable to common shares attributed to Vector Group Ltd.	$0.15	$0.36	$0.19	$0.19	$0.12

a. Represents accrual for a settlement of an Engle progeny judgment.

b.	Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

c.
Represents 20.59% of Douglas Elliman Realty LLC's net income from October 1, 2013 to December 13, 2013. On December 13, 2013, the Company increased its ownership of Douglas Elliman Realty, LLC from 50% to 70.59%. Consequently, after December 13, 2013, the Company includes an additional 20.59% of Adjusted Net Income from Douglas Elliman Realty, LLC in the Company's Adjusted Net Income.

d.
Represents an out-of-period adjustment related to a non-accrual of a receivable from Douglas Elliman in the fourth quarter of 2013 which would have increased the Company’s gain on acquisition of Douglas Elliman in 2013.

e.
Amounts represent 70.59% of one-time purchase accounting adjustments to fair value for assets acquired in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC on December 13, 2013.

TABLE 3
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF PRO-FORMA ADJUSTED NET INCOME ATTRIBUTED TO VECTOR GROUP LTD. TO NET INCOME ATTRIBUTED TO VECTOR GROUP LTD.
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Year Ended December 31,
	2013	2012	2011	2010

Net income attributed to Vector Group Ltd.	$38,944	$30,622	$75,020	$54,084

Acceleration of interest expense related to debt conversion	12,414	14,960	1,217	—
Change in fair value of derivatives embedded within convertible debt	(18,935)	7,476	(7,984)	(11,524)
Non-cash amortization of debt discount on convertible debt	36,378	18,016	10,441	6,967
Loss on extinguishment of 11% Senior Secured Notes due 2015	21,458	—	—	—
Litigation settlement and judgment expense (a)	88,106	—	—	19,161
Impact of MSA Settlement (b)	(11,823)	—	—	—
Interest income from MSA Settlement (c)	(1,971)	—	—	—
Gain on acquisition of Douglas Elliman Realty, LLC (d)	(60,842)	—	—	—
Adjustment to reflect additional 20.59% of net income from Douglas Elliman Realty, LLC (e)	8,557	5,947	5,811	8,509
Douglas Elliman Realty, LLC purchase accounting adjustments (f)	1,165	—	—	—
Gain on liquidation of long-term investments	—	—	(25,832)	—
Gain on townhomes	—	—	(3,843)	—
Total adjustments	74,507	46,399	(20,190)	23,113

Tax (expense) benefit related to adjustments	(29,467)	(19,332)	8,197	(9,384)

Pro-forma Adjusted Net Income attributed to Vector Group Ltd.	$83,984	$57,689	$63,027	$67,813

Per diluted common share:

Pro-forma Adjusted Net Income applicable to common shares attributed to Vector Group Ltd.	$0.89	$0.64	$0.71	$0.77

a. Represents accrual for a settlement of an Engle progeny judgment.

b.	Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

c.	Represents interest income from the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

d.	Represents gain associated with the increase of ownership of Douglas Elliman Realty, LLC.

e.
Represents 20.59% of Douglas Elliman Realty LLC's net income from January 1, 2013 to December 13, 2013 and the years ended December 31, 2012, 2011, and 2010. On December 13, 2013, the Company increased its ownership of Douglas Elliman Realty, LLC from 50% to 70.59%. Consequently, after December 13, 2013, the Company includes an additional 20.59% of Adjusted Net Income from Douglas Elliman Realty, LLC in the Company's Adjusted Net Income.

f.
Amounts represents 70.59% of one-time purchase accounting adjustments to fair value for assets acquired in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC on December 13, 2013.

TABLE 4
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF PRO-FORMA ADJUSTED OPERATING INCOME TO OPERATING INCOME (LOSS)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

Operating income (loss)	$42,722	$61,985	$(37,285)	$44,240	$43,096

Litigation settlement and judgment expense (a)	1,500	193	87,913	—	—
Impact of MSA Settlement (b)	—	(860)	(4,016)	(1,345)	(5,602)
Reclassification of operating income as a result of the consolidation of Douglas Elliman Realty, LLC (c)	—	12,873	17,317	12,514	(106)
Douglas Elliman purchase accounting adjustments (d)	3,337	1,650	—	—	—
Total adjustments	4,837	13,856	101,214	11,169	(5,708)

Pro-forma Adjusted Operating Income (e)	$47,559	$75,841	$63,929	$55,409	$37,388

a.	Represents accrual for a settlement of an Engle progeny judgment.

b.	Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

c.
Represents Adjusted Operating Income of Douglas Elliman Realty, LLC for all periods prior to December 13, 2013. On December 13, 2013, the Company increased its ownership of Douglas Elliman Realty, LLC from 50% to 70.59%. Consequently, after December 13, 2013, the Company consolidates the operations and financial position of Douglas Elliman Realty in its financial statements.  The Company had previously accounted for its interest in Douglas Elliman under the equity method and operating income from Douglas Elliman Realty, LLC was not included in the Company's operating income.

d.
Amounts represent one-time purchase accounting adjustments to fair value for assets acquired in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC on December 13, 2013.

e.	Does not include a reduction for 29.41% non-controlling interest in Douglas Elliman Realty, LLC.

TABLE 4
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF PRO-FORMA ADJUSTED OPERATING INCOME TO OPERATING INCOME
(Unaudited)
(Dollars in Thousands)

	Year Ended December 31,
	2013	2012	2011	2010

Operating income	$112,036	$154,933	$143,321	$111,313

Litigation settlement and judgment expense (a)	88,106	—	—	19,161
Impact of MSA Settlement (b)	(11,823)	—	—	—
Reclassification of operating income as a result of the consolidation of Douglas Elliman Realty, LLC (c)	42,598	27,894	27,299	40,767
Douglas Elliman purchase accounting adjustments (d)	1,650	—	—	—
Total adjustments	120,531	27,894	27,299	59,928

Pro-forma Adjusted Operating Income (e)	$232,567	$182,827	$170,620	$171,241

a.	Represents accrual for a settlement of an Engle progeny judgment.

b.	Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

c.
Represents Adjusted Operating Income of Douglas Elliman Realty, LLC for all periods prior to December 13, 2013. On December 13, 2013, the Company increased its ownership of Douglas Elliman Realty, LLC from 50% to 70.59%. Consequently, after December 13, 2013, the Company consolidates the operations and financial position of Douglas Elliman Realty in its financial statements.  The Company had previously accounted for its interest in Douglas Elliman under the equity method and operating income from Douglas Elliman Realty, LLC was not included in the Company's operating income.

d.
Amounts represent one-time purchase accounting adjustments to fair value for assets acquired in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC on December 13, 2013.

e.	Does not include a reduction for 29.41% non-controlling interest in Douglas Elliman Realty, LLC.